Sandler O’Neill Conference November 13, 2014

Forward Looking Statements Information in this presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation, reduced earnings due to larger than expected credit losses reduced earnings due to larger credit losses; the rate of delinquencies and amount of loans charged-off; the adequacy of the level of our allowance for loan losses and the amount of loan loss provisions required in future periods; costs or difficulties related to the integration of banks we may acquire may be greater than expected; results of examinations by our regulatory authorities, including the possibility that the regulatory authorities may, among other things, require us to increase our allowance for loan losses or write-down assets; the amount of our loan portfolio collateralized by real estate, and the weakness in the commercial real estate market; our ability to maintain appropriate levels of capital; adverse changes in asset quality and resulting credit risk-related losses and expenses; increased funding costs due to market illiquidity, increased competition for funding, and increased regulatory requirements with regard to funding; significant increases in competitive pressure in the banking and financial services industries; changes in the interest rate environment which could reduce anticipated or actual margins; changes in political conditions or the legislative or regulatory environment, including the effect of recent financial reform legislation on the banking industry; general economic conditions, either nationally or regionally and especially in our primary service area, becoming less favorable than expected resulting in, among other things, a deterioration in credit quality; our ability to retain our existing customers, including our deposit relationships; changes occurring in business conditions and inflation; changes in monetary and tax policies; ability of borrowers to repay loans, which can be adversely affected by a number of factors, including changes in economic conditions, adverse trends or events affecting business industry groups; risks associated with a failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors and other service providers or other third parties, including as a result of cyber attacks, which could disrupt our businesses, result in the disclosure or misuse of confidential or proprietary information, damage our reputation, increase our costs and cause losses; changes in accounting principles, policies or guidelines; changes in the assessment of whether a deferred tax valuation allowance is necessary; our reliance on secondary sources such as FHLB advances, sales of securities and loans, federal funds lines of credit from correspondent banks and out-of-market time deposits, to meet our liquidity needs; and changes in the securities markets. Additional factors that could cause actual results to differ materially are discussed in the Company’s filings with the Securities and Exchange Commission ("SEC"), including without limitation its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and its Current Reports on Form 8-K. Information in this presentation also contains forward-looking statements with respect to the recent merger of VantageSouth Bancshares, Inc. (“VantageSouth”) with and into the Company. These statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by such forward-looking statements, including without limitation: potential deposit attrition, higher than expected costs, customer loss and business disruption associated with business integration, including, without limitation, potential difficulties in maintaining relationships with key personnel, and technological integration. The forward- looking statements in this presentation speak only as of the date of this presentation, and the Company does not assume any obligation to update such forward-looking statements. Pro Forma and combined numbers contained in this presentation are used for illustrative purposes only and do not reflect the combined results of the Company and VantageSouth. Non‐GAAP Measures Statements included in this presentation include non‐GAAP measures and should be read along with the accompanying tables to the October 23, 2014 presentation and earnings release which provide a reconciliation of non‐GAAP measures to GAAP measures and may be found at https://www.snl.com/irweblinkx/presentations.aspx?iid=4140013. Management believes that these non‐GAAP measures provide additional useful information that allows readers to evaluate the ongoing performance of the Company without regard to transactional activities. Non‐GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non‐GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP. Important Information 2

Investment Thesis

- **Experienced Management**

  Management team has an average of over 25 years of experience

- **Growth Markets**

  Centered in one of the fastest-growing regions in the U.S.


Ashe
Alleghany
Surry
Stokes
Rockingham
Caswell
Person
Vance
Warren
Northampton
Gates
Camden
Currituck
Watauga
Wilkes
Yadkin
Forsyth
Guilford
Orange
Durham
Granville
Halifax
Hertford
Perquimans
Chowan
Avery
Mitchell
Caldwell
Alexander
Iredell
Davie
Alamance
Franklin
Nash
Edgecombe
Martin
Bertie
Madison
Yancey
Burke
Catawba
Rowan
Davidson
Randolph
Chatham
Raleigh
Wilson
Pitt
Washington
Tyrrell
Dare
Buncombe
McDowell
Wake
Johnston
Haywood
Swain
Rutherford
Lincoln
Cleveland
Gaston
Cabarrus
Lee
Harnett
Greene
Beaufort
Hyde
Graham
Jackson
Henderson
Polk
Mecklenburg
Stanly
Montgomery
Moore
Wayne
Lenoir
Craven
Charlotte
Cherokee
Clay
Macon
Transylvania
Greenville
Cherokee
York
Union
Anson
Richmond
Hoke
Cumberland
Sampson
Duplin
Jones
Pamlico
Spartanburg
Scotland
Carteret
Oconee
Pickens
Union
Chester
Lancaster
Chesterfield
Marlboro
Robeson
Bladen
Onslow
Anderson
Laurens
Fairfield
Kershaw
Darlington
Dillon
Pender
Newberry
Abbeville
Columbus
New Hanover
Marion
Florence
Lee
Greenwood
Richland
Brunswick
McCormick
Saluda
Lexington
Sumter
Horry
Edgefield
Calhoun
Clarendon
Williamsburg
Aiken
Orangeburg
Georgetown
Barnwell
Bamberg
Dorchester
Berkeley
Allendale
Colleton
Hampton
Charleston
Jasper
Beaufort

- **Merger Integration Completed**

  Conversion completed on time and on budget with no key employee losses

- **Positive Business Momentum**

  Record operating earnings and strong organic loan growth

- **Conservative Balance Sheet**

  Continued asset quality improvement and significant credit mark from YDKN and prior acquisitions

3

YADKIN FINANCIAL CORPORATION

Experienced Management With Deep Local Ties 4  Proven ability to execute organic and strategic growth initiatives and transform underperforming institutions • Grew RBC Centura from $2bn to $30bn in assets through organic growth and over 25 mergers and acquisitions • Executed a series of strategic initiatives at Yadkin to restore exceptional performance and drive shareholder value Years Prior Experience Name Title Experience Employer Position Joseph H. Towell Chairman of the Board 36 Yadkin Financial President & Chief Executive Officer First Union Managing Director Terry S. Earley Chief Financial Officer 30 RBC Bank Chief Financial Officer Chief Operating Officer W. Mark DeMarcus Chief Operating Officer 28 Yadkin Financial Chief Operating Officer Edwin H. Shuford Chief Credit Officer 27 Yadkin Financial Chief Credit Officer Credit/Risk Officer Wachovia Bank Senior Vice President Scott M. Custer President & Chief Executive Officer 31 RBC Bank Chief Executive Officer RBC Centura President Steven W. Jones Chief Banking Officer 23 RBC Bank President – Carolinas First Citizens Bank RBC Centura President – Personal & Business Banking RBC Centura

Growth Markets: Population 5 Target footprint centers around the I-85 growth corridor, a key US “mega- region” for the next 40 years. Population Growth:  Raleigh - MSA is projected to grow by over 2x the national average between 2014 – 2019  Charlotte - 17th largest U.S. city with a population of 796,921 making it the 3rd fastest growing big city in the U.S. in 2013  NC is projected to be the 7th largest state in 2030, up from 10th currently  In NC 3+ million people to be added by 2030; over 1 million in VA 438430_1.WOR Richmond Winston-Salem Greenville Wilmington 20 81 64 66 95 95 85 77 40 40 85 26 77 95 26 Charleston Projected Population Growth ('14 - '19) Raleigh MSA Charlotte MSA U.S. 8.2% 6.3% 3.5% Raleigh/Durham Charlotte Sources: SNL Financial, Relocation data from Site Selection magazine; all other data from U.S. Census Bureau and Charlotte Chamber of Commerce

Growth Markets: Business Climate 6 438430_1.WOR Richmond Winston-Salem Greenville Wilmington 20 81 64 66 95 95 85 77 40 40 85 26 77 95 26 Charleston Raleigh/Durham Charlotte Business Climate:  13 Fortune 500 companies headquartered in NC  7 currently headquartered in Charlotte metro area  Sealed Air Corp. (#345) announced relocation to Charlotte from NJ on July 23  NC is the #1 state for corporate relocations and has been for 8 of the past 9 years  NC claimed top spot in Site Selection magazine’s listing of the best business climates in North America for the last 3 years Sources: SNL Financial, Relocation data from Site Selection magazine; all other data from U.S. Census Bureau and Charlotte Chamber of Commerce

Positive Business Momentum 7 Combined Core Pre-Tax, Pre-Provision Earnings (1, 2) ($000) Combined Operating Efficiency Ratio (1, 2) (%) Combined Gross Loans Outstanding (1, 2) ($mm) Combined Operating ROAA (1, 2) (%) (1) Periods from Q3 2013 to Q2 2014 are a pro forma combination of Yadkin Financial Corporation and VantageSouth Bancshares, Inc. results. Q3 2014 represents actual results. All periods exclude securities gains and losses, a branch sale gain, merger and conversion costs, and restructuring charges. (2) Results from periods prior to Q3 2014 do not include any acquisition accounting impact from the Yadkin-VantageSouth merger.

Diversified Business Lines

Centralized credit, administration, and operations with specialized business segments

Spread Based Business Lines

Commercial Banking

- 51 Commercial Bankers covering the Carolinas
- Combined loan portfolio of $1.9bn
- Loan production of $566mm YTD through Q3
- Balanced between fixed and floating originations

Retail Banking

- 73 Branch locations across the Carolinas with combined loan portfolio of $577mm
- Loan production of $91mm YTD through Q3
- Strong focus on referrals to key business partners (Merchant Services, Mortgage, and Wealth Management)

Builder Finance

- Started in Jan. 2013; originated over $146mm in first year
- $178mm new originations YTD through Q3
- $155mm committed and $95mm outstanding balance; 88 borrowers; average loan size of $176k
- 81% of portfolio is high-velocity vertical construction

Fee Based Business Lines

SBA Lending

- #1 Ranked SBA Lender in NC; #26 nationally
- Closed loan volume of $76mm YTD through Q3
- Business Development Officers in 8 states in eastern U.S.
- Awarded 2013 Platinum Award from U.S. SBA

Mortgage Origination

- Originations of $234mm YTD through Q3
- Purchase focused model; purchases currently 68% of total volume; 25% government backed originations
- Operational costs scaled for optimal efficiency

Wealth Management

- Assets Under Management (AUM) of $250mm
- Aligned resources; average $150mm in deposits to 1 FA; 1:4 FA to Branch ratio
- Provide advisory services, estate planning, trust services, high net worth insurance, P&C insurance, and life insurance solutions

Note: New loan originations represent total loan commitments originated in each respective period

8

YADKIN FINANCIAL CORPORATION

 Pre-tax, pre-provision operating earnings increased by 29.6% from $15.1mm to $19.5mm  Net interest income increased (16.5%) due to higher loan yields and a lower cost of funds  Benefited from accretion of mark on acquired Yadkin loans  Benefited from robust 13% net loan growth (excluding impact of Yadkin acquired loan mark)  Provision of $816k fully covered $626k in net charge- offs and provided for loan growth  Operating non-interest income growth driven by higher mortgage income  Operating non-interest expense was negatively impacted by higher core deposit intangible amortization and salaries & benefits  Core deposit intangible increased $621k related to acquired Yadkin core deposits  Focus for Q3 2014 was to maintain strong business momentum and successfully complete conversion  Salaries & benefits cost rose due to higher variable compensation and the integration of benefits programs across the organization *Excludes securities gains and losses, branch sale gain, merger and conversion costs, and restructuring charges. Record Operating Earnings 9 For the Quarter Ended, ($ in thousands) 2014Q2 2014Q3 Net interest income 35,626$ 41,512$ Provision for loan losses (427) 816 Net interest income after provision for loan losses 36,053 40,696 Operating non-interest income 8,538 8,742 Operating non-interest expense 29,107 30,737 Operating income before taxes & M&A costs 15,484$ 18,701$ Gain on sales of available for sale securities 220 (96) Gain on sale of branch - 415 Merger and conversion costs 2,617 17,270 Restructuring charges 93 180 Income before income taxes 12,994 1,570 Income tax expense 5,062 621 Net income 7,932 949 Dividends and accretion on preferred stock 608 630 Net income to common shareholders 7,324 319 Pre-tax, pre-provision operating earnings (Non- GAAP)* 15,057 19,517

Net Interest Income 10 4.17% 4.18% 4.15% 4.07% 4.68% 4.07% 4.11% 4.08% 3.98% 4.46% 0.45% 0.43% 0.43% 0.41% 0.30% 0.00% 1.25% 2.50% 3.75% 5.00% Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 GAAP NIM (FTE) Adjusted NIM (Less Accelerated Loan Accretion) Cost of Deposits Combined Net Interest Margin (%)  GAAP net interest margin was significantly impacted by impact of acquisition accounting  Robust net loan growth and pipelines will continue to benefit net interest income  Focus remains on disciplined loan pricing and low-cost, core deposits Average Yields and Rates For the Quarter Ended, 2014Q2 2014Q3 Loans 5.28% 5.91% Securities 2.33% 2.23% Other earning assets 0.22% 0.34% Total earning assets 4.61% 5.12% Interest bearing deposits (0.49%) (0.37%) Borrowed funds (2.01%) (1.80%) Total interest bearing liabilities (0.64%) (0.54%) Net interest margin (FTE) 4.07% 4.68% Cost of funds 0.55% 0.44%

Diverse Drivers of Non-Interest Income Growth 11 Combined Non-Interest Income Composition1, 2 ($000) $8,619 $9,665 $8,236 $8,538  Linked quarter growth of 2.4% driven by higher mortgage income  SBA fee income declined slightly due to timing of loan settlements, but pipelines remain robust • $19.9mm of production in Q3 2014, with YTD production of $76.2mm • Sales were $17.9mm in Q3 2014 at an average premium of 12.3% (1) Excludes securities gains and losses and branch sale gain. (2) Certain items have been reclassified between service charges and other non-interest income following the merger. Combined pro forma prior period balances have not been restated. $8,742

Non-Interest Expense 12 Combined Non-Interest Expense Composition1, 2 ($000)  Non-interest expense increased by 5.6% driven by intangible amortization and salaries/benefits • Core deposit intangible expense increased by $621k related to acquired Yadkin core deposits • Focus for Q3 2014 was to maintain strong business momentum and successfully complete integration; all previously estimated merger cost saves remain on track  $22.3mm in merger and conversion costs incurred to date by combined company, in line with projections; some remaining conversion expenses to be booked in Q4 2014 Total Non-Interest Expense $32,832 $31,835 $33,924 $31,817 $48,187 One-time charges ($477) ($599) ($3,397) ($2,710) ($17,450) Operating Non-Interest Expense $32,355 $31,263 $30,527 $29,107 $30,737 $31,263 $32,355 $30,527 $29,107 $30,737 (1) Excludes merger and conversion costs and restructuring charges. (2) Certain items have been reclassified, particularly between occupancy & equipment and other, following the merger. Combined pro forma prior period balances have not been restated. $2,884 $4,687 $4,569 $4,376 $4,006 $644 $1,075 $1,105 $1,096 $1,030 $1,547 $2,408 $2,497 $2,600 $2,636 $5,991 $11,009 $10,034 $9,452 $9,014 $0 $4,000 $8,000 $12,000 $16,000 $20,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Other Data Processing Occupancy & Equipment Salaries & Benefits $2,884 $4,687 $4,569 $4,376 $4,006 $644 $1,075 $1,105 $1,096 $1,030 $1,547 $2,408 $2,497 $2,600 $2,636 $5,991 $11,009 $10,034 $9,452 $9,014 $0 $4,000 $8,000 $12,000 $16,000 $20,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Other Data Processing Occupancy & Equipment S laries & Ben fits $2,884 $4,687 $4,569 $4,376 $4,006 $644 $1,075 $1,105 $1,096 $1,030 $1,547 $2,408 $2,497 $2,600 $2,636 $5,991 $11,009 $10,034 $9,452 $9,014 $0 $4,000 $8,000 $12,000 $16,000 $20,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Other Data Processing Occupancy & Equipment Salaries & Benefits $2,884 $4,687 $4,569 $4,376 $4,006 $644 $1,075 $1,105 $1,096 $1,030 $1,547 $2,408 $2,497 $2,600 $2,636 $5,991 $11,009 $10,034 $9,452 $9,014 $0 $4,000 $8,000 $12,000 $16,000 $20,000 Q1 2013 Q2 2 13 Q3 2 13 Q4 2013 Q1 2014 Other Data Processing Occupancy & Equipment Salaries & Benefits n Core Deposit Intangible Amortization

Conservative Balance Sheet 13 Deposit Composition – Quarter-over-Quarter Change ($mm) (2) Loan Composition Q3 2014 ($mm) (1) $3,183 $3,185  Net loan growth of $86.2mm, or 13% annualized • Driven by robust new production of $376.2mm, evenly distributed across footprint • Net loan growth excludes impact of $47mm fair value mark on acquired Yadkin loans  Investment portfolio repositioned after merger to improve performance • Funded larger portfolio with fixed rate borrowings  Stable deposit profile • Deposit products were integrated and revamped • Better serves and attract business and retail customers • Leads to the much of the change between non-interest and interest-bearing demand accounts  Remain slightly asset sensitive with conservative modeling assumptions (1) Includes loans held for sale (2) Q2 2014 data Does not include impact of purchase accounting

Strong Capital Position 14 Regulatory Capital Ratios – Holding Company and Bank Level

Asset Quality Improving 15 Effective Reserve of 2.50% or $70.6mm Classified Asset Ratio (1) – Bank Level (1) Classified Asset Ratio = Classified Assets / (Tier 1 Capital + Loan Loss Reserves) Loan Loss Reserves Breakdown ($ in thousands) Non- Purchased Impaired Purchased Impaired (SOP 03-3) Total Balance at 6/30/14 5,368 2,083 7,451 Net charge-offs (626) 0 (626) Provision for loan losses 1,037 (221) 816 ALLL balance at 9/30/14 5,779$ 1,862$ 7,641$ Remaining credit mark 31,716 21,409 53,125 Remaining interest rate mark 4,609 5,235 9,844 Total effective reserve 42,104$ 28,506$ 70,610$ Loan balances 1 2,604,449$ 222,977$ 2,827,426$ ALLL (%) 0.22% 0.84% 0.27% Remaining credit mark (%) 1.22% 9.60% 1.88% Remaining interest rate mark (%) 0.18% 2.35% 0.35% Effective reserve (%) 1.62% 12.78% 2.50% 0.09% Annualized Net Charge-offs

Key Financial Targets 16 Metric Target Q3 2014 Capital & Asset Quality: Tier 1 Leverage Ratio (Holding Company) 8.00% – 8.50% 9.41% Classified Assets / Tier 1 + ALLL < 30.0% 21.3% Annualized Net Charge-offs < 0.35% 0.09% Financial Performance: ROAA – Operating > 1.25% 1.17% ROATCE – Operating > 12.5% 12.7% Net Interest Margin > 4.00% 4.68% Efficiency Ratio 60.0% 61.2% Noninterest Income / Revenue > 25.0% 17.4% Loan / Deposit Ratio 80% - 90% 88.8%

Strong Performance Relative to Peers 17 Core ROAA ROATCE Efficiency Ratio TCE / TA NPAs / Loans + OREO NCOs / Avg. Loans Source: SNL Financial. Peers comprised of select publicly traded Southeast banks with assets of $1.0 - $8.0 billion. Includes SYBT, CFNL, STBZ, PNFP, EGBN, VPFG, HBCP, SSB, UBSH, PSTB, SGBK, UCBI, BNCN, ABCB, HBOS, SBCF, FBNC, NBBC, HTBI, COB, CSFL, CCBG. Data as of the most recent quarter available per SNL Financial.

75% 100% 125% 150% 175% 200% 225% 250% Dec-12 Feb-13 Apr-13 Jun-13 Aug-13 Oct-13 Dec-13 Feb-14 Apr-14 Jun-14 Aug-14 Oct-14 Pric e C han ge KBW Regional Bank S&P 500 YDKN Attractive Valuation 18 Price Performance Since December 31, 2012 Price / 2015 Estimated EPS* Comparable Bank Median Price / 2015 EPS* = 15.0x Source: SNL Financial. Peers comprised of select publicly traded Southeast banks with assets of $1.0 - $8.0 billion. Includes SYBT, CFNL, STBZ, PNFP, EGBN, VPFG, HBCP, SSB, UBSH, PSTB, SGBK, UCBI, BNCN, ABCB, HBOS, SBCF, FBNC, NBBC, HTBI, COB, CSFL, CCBG. Trading multiples based on closing prices as of 11/6/2014. *Mean consensus EPS estimates as compiled by FactSet. 42.5% 120.6% 43.0%

Contact: Terry Earley (919) 659-9015 terry.earley@yadkinbank.com